SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                             Current Report Pursuant
                         to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported):   May 12, 2004


                        Bio Solutions Manufacturing, Inc.
          ------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    New York
          ------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


            000-33229                                        16-1576984
------------------------------------              ------------------------------
    (Commission File Number)                      (I.R.S. Employer
                                                           Identification No.)


                    1161 James Street, Hattiesburg, MS 39401
          ------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (601) 582-4000
          ------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                 Single Source Financial Services Corporation
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM #1- CHANGE IN CONTROL OF REGISTRANT

         Not Applicable


ITEM #2- ACQUISITION OR DISPOSITION OF ASSETS
                  Not Applicable


ITEM #3 - BANKRUPTCY OR RECEIVERSHIP

         Not Applicable


ITEM #4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Single Source Financial Services Corporation. (the "Registrant") and Jonathon P. Reuben, C.P.A., An Accountancy Corporation., ("REUBEN") have mutually agreed that REUBEN will resign as the Registrant's independent accountant, effective May 12, 2004.

     (a) Previous Independent Accountants.

          (i) Effective May 12, 2004, REUBEN has resigned as the principal accountants to audit Registrant's financial statements.

          (ii) The reports of REUBEN on the financial statements of Registrant for the past two fiscal years (REUBEN was engaged on November 3, 2000 and such reports include the past fiscal year ended October 31, 2003) contained no adverse opinion or disclaimer of opinion and were qualified to include an explanatory paragraph wherein REUBEN expressed substantial doubt about the Registrant's ability to continue as a going concern.

          (iii) REUBEN's decision was presented to the Registrant and approved by the Registrant's Board of Directors (the Registrant currently has no formal Audit Committee).

          (iv) In connection with its audit for the two most recent fiscal years and including the interim period up to and including the date of dismissal, there have been no disagreements with REUBEN on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of REUBEN would have caused them to make reference thereto in their reports on the financial statements for such years; however, the reports were qualified to include an explanatory paragraph wherein REUBEN expressed substantial doubt about the Registrant's ability to continue as a going concern.

          (v) During the most recent fiscal year and including the interim period up to and including the date of dismissal, the Registrant has had no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

     The Registrant requested REUBEN furnish a letter addressed to the Securities and Exchange Commission stating whether or not REUBEN agrees with the statements made above and, if not, stating the respects in which it does not agree. A copy of this letter, dated May 12, 2004, is filed as Exhibit 16.1 to this Form 8-K.

     (b) Engagement of New Independent Accountants.

          (i) Effective May 13, 2004, the Registrant engaged the accounting firm of BAUM & Company, PA ("BAUM") as the Registrant's new independent accountants to audit the Registrant's financial statements for the fiscal year ending October 31, 2004.

          (ii) The Registrant has not consulted with BAUM during the last two years or subsequent interim period up to and including the date BAUM was engaged on either the application of accounting principles or type of opinion BAUM might issue on the Registrant's financial statements.


ITEM #5 - OTHER EVENTS

     The name of the Registrant was changed to Bio Solutions Manufacturing, Inc., by the filing of a Certificate of Amendment of the Certificate of Incorporation with the Secretary of State of the State of New York. A copy of the Certificate of Amendment of the Certificate of Incorporation is filed as
Exhibit 99 to this Form 8-K.

     A Certificate of Amendment to the Articles of Incorporation has been filed with the Secretary of State of Nevada changing the name of the Registrant's wholly owned subsidiary from Bio Solutions Manufacturing, Inc. to BSM, Inc.


ITEM #6 - RESIGNATION OF DIRECTORS AND EXECUTIVE OFFICERS

     Not Applicable


ITEM #7 - FINANCIAL STATEMENTS AND EXHIBITS

Number  Description
------  ------------

3.4   *   Certificate of Amendment of the Certificate of Incorporation  changing the name of the Registrant from Single source Financial Services Corporation to Bio solutions Manufacturing, Inc.


16.1  *   Letter of Jonathon P.  Reuben,  C.P.A.,  An  Accountancy  Corporation.
          pursuant to Item 304 of Regulation S-B.

*       Filed Herewith



ITEM #8 - CHANGE IN FISCAL YEAR

     Not Applicable

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        Bio Solutions Manufacturing, Inc.
                                  (Registrant)





Date:                           By: /s/ Krish V. Reddy, Ph.D.
     --------------------         ----------------------------------------------
                                   Krish V. Reddy, Ph.D.,
                                   President











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